EXHIBIT 32

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                              OF GASCO ENERGY, INC.
                         PURSUANT TO 18 U.S.C. ss. 1350


         In connection with the accompanying amendment to the Annual Report of Gasco Energy, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Erickson, Chief Executive Officer of the Company, hereby certify, to my knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Mark A. Erickson
                                           ---------------------
                                    Name:  Mark A. Erickson
                                    Date:  March 1, 2006



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                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                              OF GASCO ENERGY, INC.
                         PURSUANT TO 18 U.S.C. ss. 1350


         In connection with the accompanying amendment to the Annual Report of Gasco Energy, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. King Grant, Chief Financial Officer of the Company, hereby certify, to my knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ W. King Grant
                                           ---------------------
                                    Name:  W. King Grant
                                    Date:  March 1, 2006